Exhibit 10.2

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

(Effective January 26, 2015)

1. Purpose. The purpose of the Lindsay Corporation 2015 Long-Term Incentive Plan (the “Plan”) is to attract and retain employees and directors for Lindsay Corporation and its subsidiaries and to provide such persons with incentives and rewards for superior performance.

2. Definitions. As used in this Plan, the following terms shall be defined as set forth below:

2.1 “Award” means any Options, Stock Appreciation Rights, Restricted Shares, Deferred Shares (Restricted Stock Units), Performance Shares or Performance Units granted under the Plan.

2.2 “Award Agreement” means an agreement, certificate, resolution or other form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award. An Award Agreement may be in an electronic medium, may be limited to a notation on the Company’s books and records and, if approved by the Committee, need not be signed by a representative of the Company or a Participant.

2.3 “Base Price” means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.6 “Committee” means the committee of the Board described in Section 4.

2.7 “Company” means Lindsay Corporation, a Delaware corporation, or any successor corporation.

2.8 “Deferral Period” means the period of time during which Deferred Shares (Restricted Stock Units) are subject to deferral limitations under Section 8.

2.9 “Deferred Shares” or “Restricted Stock Units” means an Award granted pursuant to Section 8 of the right to receive Shares at the end of a specified Deferral Period.

2.10 “Employee” means any person, including an officer, employed by the Company or a Subsidiary.

2.11 “Fair Market Value” means the fair market value of the Shares as determined by the Committee from time to time. Unless otherwise determined by the Committee, the fair market value shall be the closing price for the Shares reported on a consolidated basis on the New York Stock Exchange on the relevant date or, if there were no sales on such date, the closing price on the nearest preceding date on which sales occurred.

2.12 “Freestanding Stock Appreciation Right” means a Stock Appreciation Right granted pursuant to Section 6 that is not granted in tandem with an Option or similar right.

2.13 “Grant Date” means the date specified by the Committee on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Committee takes action with respect thereto.

2.14 “Incentive Stock Option” means any Option that is intended to qualify as an “incentive stock option” under Code Section 422 or any successor provision.

2.15 “Nonemployee Director” means a member of the Board who is not an Employee.

2.16 “Nonqualified Stock Option” means an Option that is not intended to qualify as an Incentive Stock Option.

2.17 “Option” means any option to purchase Shares granted pursuant to Section 5.

2.18 “Optionee” means the person so designated in an agreement evidencing an outstanding Option.

2.19 “Option Price” means the purchase price payable upon the exercise of an Option.

2.20 “Participant” means an Employee or Nonemployee Director who is selected by the Committee to receive benefits under this Plan, provided that only Employees shall be eligible to receive grants of Incentive Stock Options.

2.21 “Performance Objectives” means the performance objectives established pursuant to this Plan for Participants who have received Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the Subsidiary, division, department, business or function within the Company or Subsidiary in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance–Based Award shall be limited to specified levels of or increases in the Company’s or Subsidiary’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest, taxes, depreciation and/or amortization, sales, sales growth, gross margin or operating margin, return on investment, increase in the fair market value of the Shares, share price (including but not limited to, growth measures and total stockholder return), gross or net income or profit, operating income or profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic or incremental value added, economic profit, Lindsay value-added, balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer or dealer satisfaction surveys and productivity. Any Performance Objectives may provide for adjustments to exclude the impact of any significant acquisitions or dispositions of businesses by the Company, one-time non-operating charges, or accounting changes (including the early adoption of any accounting change mandated by any governing body, organization or authority). Except in the case of a Qualified Performance–Based Award, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable. In the case of a Qualified Performance-Based Award, any such modifications may not increase the amount payable under such Award.

2.22 “Performance Period” means a period of time established under Section 9 within which the Performance Objectives relating to Performance Shares, Performance Units, Deferred Shares (Restricted Stock Units) or Restricted Shares are to be achieved.

2.23 “Performance Share” means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 9.

2.24 “Performance Unit” means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 9.

2.25 “Predecessor Plan” means the Lindsay Corporation 2010 Long-Term Incentive Plan.

2.26 “Qualified Performance–Based Award” means an Award or portion of an Award that is intended to satisfy the requirements for “qualified performance–based compensation” under Code Section 162(m). The Committee shall designate any Qualified Performance–Based Award as such at the time of grant.

2.27 “Restricted Shares” means Shares granted pursuant to Section 7 subject to a substantial risk of forfeiture.

2.28 “Shares” means shares of the Common Stock of the Company, $1.00 par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 11.

2.29 “Spread” means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

2.30 “Stock Appreciation Right” means a right granted under Section 6, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

2.31 “Subsidiary” means a corporation or other entity in which the Company has a direct or indirect ownership or other equity interest, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation (within the meaning of the Code) in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

2.32 “Tandem Stock Appreciation Right” means a Stock Appreciation Right granted pursuant to Section 6 that is granted in tandem with an Option or any similar right granted under any other plan of the Company.

3. Shares Available Under the Plan.

3.1 Reserved Shares. Subject to adjustments as provided in Sections 3.2, 3.5 and 11, the maximum number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) awarded as Restricted Shares and released from substantial risk of forfeiture, (iii) issued or transferred in payment of Deferred Shares (Restricted Stock Units) or Performance Shares, or (iv) issued or transferred in payment of dividend equivalents paid with respect to Awards, shall not in the aggregate exceed 550,000 Shares, provided that, in addition, the Shares which remain available for Awards under the Predecessor Plan on the effective date of this Plan (but not to exceed 83,238 Shares) shall also be available for Awards under this Plan. Such Shares may be Shares of original issuance, Shares held in Treasury, or Shares that have been reacquired by the Company.

3.2 Accounting for Shares. For purposes of Section 3.1, the following rules will apply for counting Shares issued or transferred under the Plan:

(a) If an Award (other than a Dividend Equivalent) is denominated and payable in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(b) With respect to Performance Shares (including Awards described as performance stock units) which are payable in Shares, the target number of Performance Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If more than the target number of Performance Shares is issued in satisfaction of such Award, the difference will be added to the number of Shares counted against the aggregate number of Shares available for granting Awards under the Plan at the time when the Award is settled in Shares. If less than the target number of Performance Shares is issued in satisfaction of such Award, the difference will be added back to the number of Shares available for granting Awards under the Plan at the time when the Award is settled in Shares.

(c) Dividend Equivalents denominated in Shares and Awards not denominated, but potentially payable, in Shares shall be counted against the aggregate number of Shares available for granting Awards under the Plan in such amount and at such time as the Dividend Equivalents and such Awards are settled in Shares; provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may only be counted once against the aggregate number of Shares available, and the Committee shall adopt procedures, as it deems appropriate, in order to avoid double counting.

(d) Any Shares that are delivered by the Company, and any Awards that are granted by, or become obligations of, the Company through the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company, shall not be counted against the Shares available for granting Awards under this Plan.

(e) Notwithstanding anything herein to the contrary, any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, or are retained by the Company for tax withholding or upon exercise of an Option, shall be available again for grant under this Plan.

(f) Shares subject to an Award under the Plan will be treated as having been issued and transferred and may not again be made available for issuance under the Plan if such Shares are: (i) actually issued and sold on the market either to satisfy withholding tax obligations or for payment of the exercise price of options, or (ii) Shares repurchased on the open market with the proceeds of an Option exercise.

3.3 ISO Maximum. In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 550,000 Shares, subject to adjustment as provided in Section 11.

3.4 Maximum Awards. No Participant may receive Awards representing more than 350,000 Shares in any rolling 36-month period, subject to adjustment as provided in Section 11. In addition, the maximum number of Performance Units that may be granted to a Participant in any rolling 36-month period is 5,000,000.

3.5 Expired, Forfeited and Unexercised Awards. If any Award granted under this Plan expires, is forfeited or becomes unexercisable for any reason without having been exercised or paid in full, the Shares subject thereto which were not exercised or paid in full shall be available for future Awards under the Plan. Likewise, if any Award that was outstanding on December 3, 2014 under the Predecessor Plan or 2006 Long-Term Incentive Plan expires, is forfeited or becomes unexercisable for any reason without having been exercised or paid in full, the Shares subject thereto which were not exercised or paid in full shall be added to the number of Shares which are available for Awards under Section 3.1. An Award of Performance Shares (including Awards described as performance stock units) shall be treated as not having been paid in full whenever less than the target number of Performance Shares is issued in satisfaction of such Award, and the difference will be added to the number of Shares available for Awards under Section 3.1.

4. Plan Administration.

4.1 Board Committee Administration. This Plan shall be administered by the Compensation Committee appointed by the Board from among its members, provided that the full Board may at any time act as the Committee. The interpretation and construction by the Committee of any provision of this Plan or of any Award Agreement and any determination by the Committee pursuant to any provision of this Plan or any such agreement, notification or document shall be final and conclusive. No member of the Committee shall be liable to any person for any such action taken or determination made in good faith. It is intended that the Compensation Committee will consist solely of persons who, at the time of their appointment, each qualified as a “Non-Employee Director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934 and, to the extent that relief from the limitation of Code Section 162(m) is sought, as an “Outside Director” under Section 1.162-27(e)(3)(i) of the Treasury Regulations issued under Code Section 162(m).

4.2 Committee Delegation. The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not directors or executive officers of the Company, provided that the Committee shall have fixed the total number of Shares or Performance Units subject to such grants. Any such delegation shall be subject to the limitations of Section 157(c) of the Delaware General Corporation Law.

4.3 Awards to Non-Employee Directors. Notwithstanding any other provision of this Plan to the contrary, all Awards to Non-Employee Directors must be authorized by the full Board pursuant to recommendations made by the Compensation Committee and the aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial accounting rules) of all Awards granted to any Non-Employee Director pursuant to the Plan during any fiscal year of the Company shall not exceed Two Hundred Thousand Dollars ($200,000).

5. Options. The Committee may from time to time authorize grants to Participants of Options to purchase Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

5.1 Number of Shares. Each grant shall specify the number of Shares to which it pertains.

5.2 Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date, except as provided in Section 11.

5.3 Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares owned by the Optionee which have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Committee may deem appropriate on such basis as the Committee may determine in accordance with this Plan, or (iv) any combination of the foregoing.

5.4 Cashless Exercise. To the extent permitted by applicable law, the Option Price and any applicable statutory minimum withholding taxes may be paid from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

5.5 Performance–Based Options. Any grant of an Option may specify Performance Objectives that must be achieved as a condition to exercise of the Option.

5.6 Vesting. Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

5.7 ISO Dollar Limitation. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

5.8 Exercise Period. No Option granted under this Plan may be exercised more than ten years from the Grant Date.

5.9 Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

6. Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

6.1 Payment in Cash or Shares. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right will be paid by the Company in cash, Shares or any combination thereof or may grant to the Participant or reserve to the Committee the right to elect among those alternatives.

6.2 Maximum SAR Payment. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Committee on the Grant Date.

6.3 Exercise Period. Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

6.4 Change in Control. Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

6.5 Award Agreement. Each grant shall be evidenced by an Award Agreement which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Committee may determine consistent with this Plan.

6.6 Tandem Stock Appreciation Rights. Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive and (ii) by surrender of the related Option (or such other right) for cancellation.

6.7 Exercise Period. No Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

6.8 Freestanding Stock Appreciation Rights. Regarding Freestanding Stock Appreciation Rights only:

(a) Each grant shall specify in respect of each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date, except as provided in Section 11;

(b) Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised; and

(c) Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

7. Restricted Shares. The Committee may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Committee may determine in accordance with the following provisions:

7.1 Transfer of Shares. Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

7.2 Consideration. To the extent permitted by Delaware law, each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

7.3 Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares covered thereby shall be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

7.4 Dividend, Voting and Other Ownership Rights. Unless otherwise determined by the Committee, an award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue provided, however, that no cash payments or dividend equivalents shall be payable until the Restricted Shares have vested.

7.5 Restrictions on Transfer. Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Committee on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

7.6 Performance–Based Restricted Shares. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

7.7 Dividends. Any grant will require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and paid on a deferred basis when the restrictions lapse or reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

7.8 Award Agreements. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan. Unless otherwise directed by the Committee, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

8. Deferred Shares (Restricted Stock Units). The Committee may authorize grants of Deferred Shares (Restricted Stock Units) to Participants upon such terms and conditions as the Committee may determine in accordance with the following provisions:

8.1 Deferred Compensation. Each grant shall constitute the agreement by the Company to issue or transfer Shares (or the value of the Shares) to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

8.2 Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

8.3 Deferral Period. Each grant shall provide that the Deferred Shares (Restricted Stock Units) covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

8.4 Dividend Equivalents and Other Ownership Rights. During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may authorize the payment of dividend equivalents on such shares in cash or additional Shares on a deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company; provided, however, that no cash payments or dividend equivalents shall be payable until the Deferred Shares (Restricted Stock Units) have vested.

8.5 Payment of Deferred Shares (Restricted Stock Units). Each grant shall specify the time and manner of payment of Deferred Shares (Restricted Stock Units) that shall have been earned, and any grant may specify that any such amount will be paid by the Company in cash, Shares or any combination thereof or may grant to the Participant or reserve to the Committee the right to elect among those alternatives.

8.6 Performance Objectives. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

8.7 Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Committee may determine consistent with this Plan.

9. Performance Shares and Performance Units. The Committee may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

9.1 Number of Performance Shares or Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

9.2 Performance Period. The Performance Period with respect to each Performance Share or Performance Unit shall be determined by the Committee and set forth in the Award Agreement and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

9.3 Performance Objectives. Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

9.4 Threshold Performance Objectives. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

9.5 Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount will be paid by the Company in cash, Shares or any combination thereof or may grant to the Participant or reserve to the Committee the right to elect among those alternatives.

9.6 Maximum Payment. Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed maximums specified by the Committee on the Grant Date.

9.7 Dividend Equivalents. Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Shares on a deferred or contingent basis with respect to any or all dividends or other distributions paid by the Company; provided, however, that no cash payments or dividend equivalents shall be payable until all applicable vesting and performance conditions are met.

9.8 Adjustment of Performance Objectives. If provided in the terms of the grant, the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement; provided, however, in the case of a Qualified Performance-Based Award any such modifications may not increase the amount payable under such Award.

9.9 Award Agreement. Each grant shall be evidenced by an Award Agreement which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan.

10. Transferability.

10.1 Transfer Restrictions. Except as provided in Sections 10.2 and 10.4, no Award granted under this Plan shall be transferable by a Participant other than upon death by will or the laws of descent and distribution or designation of a beneficiary in a form acceptable to the Committee, and Options and Stock Appreciation Rights shall be exercisable during a Participant’s lifetime only by the Participant or, in the event of the Participant’s legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

10.2 Limited Transfer Rights. The Committee may expressly provide in an Award Agreement (or an amendment to an Award Agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a “Family Member”), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Committee. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 10.2. All terms and conditions of the Award, including provisions relating to the termination of the Participant’s employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 10.2.

10.3 Restrictions on Transfer. Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares (Restricted Stock Units) or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7, shall be subject to further restrictions upon transfer.

10.4 Domestic Relations Orders. Notwithstanding the foregoing provisions of this Section 10, any Award made under this Plan may be transferred as necessary to fulfill any domestic relations order as defined in Code Section 414(p)(1)(B).

11. Adjustments. The Committee shall make or provide for such adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares (Restricted Stock Units), Restricted Shares and Performance Shares granted hereunder, (b) prices per share applicable to such Options and Stock Appreciation Rights, and (c) kind of shares covered thereby (including shares of another issuer), as the Committee in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin–off, spin–out, split–off, split–up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the cancellation or surrender of all Awards so replaced. The Committee shall also make or provide for such adjustments in each of the limitations specified in Section 3 as the Committee in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 11. In the event the Company shall assume outstanding employee awards or the right or obligation to make such awards in connection with the acquisition of another business or another corporation or business entity, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate in order to achieve reasonable comparability or other equitable relationship between the assumed awards and the Awards granted under the Plan as so adjusted.

11.1 Change in Control. The Committee shall also be authorized to determine and specify in any Award Agreement provisions which shall apply upon a change in control of the Company. A “Change in Control” of the Company for purposes of Awards made under this Plan shall mean any of the following events: (a) a dissolution or liquidation of the Company, (b) a sale of substantially all of the assets of the Company, (c) a merger or combination involving the Company after which the owners of Common Stock of the Company immediately prior to the merger or combination own less than 50% of the outstanding shares of common stock of the surviving corporation, or (d) the acquisition of more than 50% of the outstanding shares of Common Stock of the Company, whether by tender offer or otherwise, by any “person” (as such term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934) other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

11.2 Cash-Out. In connection with any change in control, the Committee, without the consent of Participants, may determine that (i) any or all outstanding Options or Stock Appreciation Rights shall be automatically exercised and cashed out in exchange for a cash payment for such Options and Stock Appreciation Rights which may not exceed the Spread between the Option Price or Base Price and Fair Market Value on the date of exercise, and (ii) any or all other outstanding Awards shall be cashed out in exchange for such consideration as the Committee may in good faith determine to be equitable under the circumstances.

12. Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Committee may provide for the elimination of fractions or for the settlement thereof in cash.

13. Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Committee, such arrangements may include relinquishment of a portion of such benefit. The Fair Market Value of any Shares withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory tax withholding rates.

14. Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares (Restricted Stock Units) as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 10.3, the Committee may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan. However, any such actions taken by the Committee must comply with the provisions of Section 21 and the requirements of Code Section 409A and with Code Section 162(m) for Qualified Performance-Based Awards.

15. Foreign Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

16. Amendments and Other Matters.

16.1 Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 11, without the further approval of the stockholders of the Company. The Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

16.2 Award Deferrals. The Committee may permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. In the case of an award of Restricted Shares, the deferral may be effected by the Participant’s agreement to forego or exchange his or her award of Restricted Shares and receive an award of Deferred Shares (Restricted Stock Units). The Committee also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares. However, any Award deferrals which the Committee permits must comply with the provisions of Section 21 and the requirements of Code Section 409A.

16.3 Conditional Awards. The Committee may condition the grant of any award or combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant, provided that any such grant must comply with the provisions of Section 21 and the requirements of Code Section 409A.

16.4 Repricing Prohibited. The terms of outstanding Awards may not be amended to reduce the Option Price of outstanding Options or Base Price of outstanding Stock Appreciation Rights or cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an Option Price or Base Price that is less than the Option Price or Base Price of the original Options or Stock Appreciation Rights without stockholder approval, provided that nothing herein shall prevent the Committee from taking any action provided for in Section 11.

16.5 No Employment Right. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant’s employment or other service at any time.

16.6 Tax Qualification. To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

16.7 Amendments to Comply with Laws, Regulations or Rules. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, in its sole and absolute discretion and without the consent of any Participant, the Board may amend the Plan, and the Committee may amend any Award Agreement, to take effect retroactively or otherwise as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Code Section 409A.

17. Effective Date. This Plan shall become effective upon its approval by the stockholders of the Company.

18. Termination. This Plan shall terminate on the tenth anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after that date.

19. Limitations Period. Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Committee. Any claim must be delivered to the Committee within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designated agent, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Committee in writing within ninety (90) days of the date the written claim is delivered to the Committee shall be deemed denied. The Committee’s decision shall be final, conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

20. Governing Law. The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with the Delaware General Corporation Law, except to the extent governed by applicable federal law.

21. Compliance with Code Section 409A.

21.1 Awards Subject to Section 409A. The provisions of this Section 21 shall apply to any Award or portion thereof that is or becomes subject to Code Section 409A (“Section 409A”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. Awards subject to Section 409A include, without limitation:

(a) Any Nonqualified Stock Option or Stock Appreciation Right that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award.

(b) Any other Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below) or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is two and one-half months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the date that is two and one-half months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

21.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A or any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or distribution elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award subject to Section 409A:

(a) All Elections must be in writing and specify the amount of the distribution in settlement of an Award being deferred, as well as the time and form of distribution as permitted by this Plan.

(b) All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period.

(c) Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with paragraph (b) above or as permitted by Section 21.3.

21.3 Subsequent Elections. Any Award subject to Section 409A which permits a subsequent Election to delay the distribution or change the form of distribution in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b) Each subsequent Election related to a distribution in settlement of an Award not described in Section 21.4(b), 21.4(c) or 21.4(f) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c) No subsequent Election related to a distribution pursuant to Section 21.4(d) shall be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

21.4 Distributions Pursuant to Deferral Elections. No distribution in settlement of an Award subject to Section 409A may commence earlier than:

(a) Separation from service (as determined pursuant to U.S. Treasury Regulations or other applicable guidance);

(b) The date the Participant becomes Disabled (as defined below);

(c) Death;

(d) A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 21.2 and/or 21.3, as applicable;

(e) To the extent provided by U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

(f) The occurrence of an Unforeseeable Emergency (as defined below).

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Code Section 409A(a)(2)(B)(i)), no distribution pursuant to Section 21.4(a) in settlement of an Award subject to Section 409A may be made before the date which is six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

21.5 Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency (as defined in Section 409A). In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All distributions with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred. The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the distribution in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

21.6 Disabled. The Committee shall have the authority to provide in the Award Agreement evidencing any Award subject to Section 409A for distribution in settlement of such Award in the event that the Participant becomes Disabled. A Participant shall be considered “Disabled” if either:

(a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b) the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

All distributions payable by reason of a Participant becoming Disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election, commencing as soon as practicable following the date the Participant becomes Disabled. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum as soon as practicable following the date the Participant becomes Disabled.

21.7 Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum as soon as practicable following the date of the Participant’s death.

21.8 No Acceleration of Distributions. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan in settlement of an Award subject to Section 409A, except as provided by Section 409A and/or U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance.

22. Predecessor Plan. Upon stockholder approval of this Plan pursuant to Section 17, no new awards will be granted under the Predecessor Plan; provided that the annual grants of Deferred Shares (Restricted Stock Units) to Nonemployee Directors will be made under the Predecessor Plan on the effective date of this Plan, and all outstanding awards under the Predecessor Plan on the effective date of this Plan will be satisfied from the Shares which are available and have been reserved under the Predecessor Plan.

LINDSAY CORPORATION

Restricted Stock Units

Granted Pursuant to the

2015 Long-Term Incentive Plan

Agreement with New U.S. Employee

Lindsay Corporation (“Company”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Restricted Stock Units (“Units”) pursuant to the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Terms and Conditions or herein, vesting of the Units is conditioned upon you being continuously employed by the Company or a subsidiary from the Grant Date to each relevant vesting date.

Restricted Stock Units

You are awarded the Restricted Stock Units set forth on the attached award sheet. Each Unit is the equivalent of one Share of Common Stock and will be distributed on the relevant vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest ratably (one-third each year) on the next three November 1 following the Grant Date.

You acknowledge that you have received this Agreement with the attached Terms and Conditions, and you agree to accept and be bound by the provisions of the Plan and this Agreement including the Terms and Conditions effective as of the Grant Date.

LINDSAY CORPORATION

By:
Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

GRANTEE

By:
Name:

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

GRANTED TO U.S. EMPLOYEES

These terms and condition are made part of the Agreement dated as of the Grant Date indicated above awarding Restricted Stock Units pursuant to the terms of the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

Section 1. Form and Purpose of Award. Each Restricted Stock Unit (“Unit”) represents a non-transferable right to receive one Share of the Company’s Common Stock ($1.00 par value) on the applicable vesting date (or as soon thereafter as practicable). The purpose of this award is to motivate your future performance and to align your interests with those of the Company and its shareholders.

Section 2. Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Company on its Common Stock while Restricted Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Company on its Common Stock.

Section 3. Vesting Dates/Vesting Periods.

3.1 The Units will vest according to the vesting schedule in your Agreement, provided that you are continuously employed by the Company through the relevant vesting date or you meet the requirements for vesting described below. The period from the Grant Date to each vesting date will be a separate vesting period.

3.2 All outstanding Units shall become fully vested and immediately payable upon a Change in Control (as such term is defined in the Plan) of the Company in which (i) the acquirer or its parent in such Change in Control does not assume the Unit or substitute for the Unit, in either case, with equity securities of the acquirer or its parent under circumstances that the Board has determined in good faith to be comparable and equitable or (ii) the equity of the acquirer or its parent in such Change in Control is not publicly traded in the United States.

3.3 All outstanding Units (and any equity awards substituted for Units pursuant to Section 3.2) shall become fully vested and immediately payable upon (i) your termination of employment by the Company without Cause within twenty-four (24) months following a Change in Control of the Company or, (ii) if you are party to, or become a party to, an Employment Agreement or Change in Control Agreement with the Company, your termination of employment for Good Reason pursuant to the terms and conditions of such Employment Agreement or Change in Control Agreement. For purposes of this Agreement, the term “Cause” means has the meaning set forth in your Employment Agreement or Change in Control Agreement, or if no such agreement exists, (i) your conviction for a felony or misdemeanor (other than for minor motor vehicle offenses or other minor offenses); (ii) your willful failure to comply with any lawful directive of your supervisor, the President of the Company or the Board or any lawful policy of the Company; or (iii) your dishonesty or gross negligence in the performance of your duties with the Company. For purposes of this Section 3.3, the term “Company” shall include the acquirer or its parent which assumes the Units or substitutes equity awards for the Units.

3.4 All outstanding Units shall become fully vested and immediately payable if your employment with the Company is terminated due to your death or permanent and total disability. In the event of your death, your outstanding Units will be distributed in Shares of Common Stock to your designated beneficiary on file with the Company, or if no beneficiary has been designated or survives you, then to your estate.

3.5 Except as provided in this Section 3, all of your outstanding Units shall be forfeited if your employment with the Company terminates for any reason (including retirement) prior to the relevant vesting date set forth in the vesting schedule in your Agreement.

Section 4. Withholding Taxes. The Company will retain from each distribution the number of Shares of Common Stock required to satisfy the statutory minimum required amount of Federal and State tax withholding obligations.

Section 5. Miscellaneous Provisions.

5.1 Restricted Stock Units do not convey the rights of ownership of Shares of Common Stock and do not carry voting rights. Shares of Common Stock will not be issued to you until Units have vested, and Shares will be issued in accordance with the Company’s procedures for issuing Common Stock. The Company’s obligation hereunder is unfunded.

5.2 All outstanding Units shall be appropriately adjusted as determined by the Committee in the event of any stock dividends, stock splits or reverse stock splits of Common Stock of the Company. No fractional Shares of Common Stock will be issued. The Company may make such adjustments as it deems appropriate to eliminate fractional Share interests.

5.3 The Agreement may only be amended in writing with the approval of the Committee. The Agreement will be binding upon any successor in interest to Lindsay Corporation by merger or otherwise.

5.4 Nothing contained in the Agreement shall confer on the Grantee any right with respect to continuation of employment with the Company, or interfere with the right of the Company to terminate at any time and for any reason the employment of the Grantee.

5.5 The Units and rights under the Agreement may not be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time, except upon the Grantee’s death by will or the laws of descent and distribution or written designation of a beneficiary by the Grantee in a form acceptable to the Company. Any attempted action in violation of this paragraph shall be null, void and without effect.

5.6 The Company intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Grantee’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.

LINDSAY CORPORATION

Restricted Stock Units

Granted Pursuant to the

2015 Long-Term Incentive Plan

Agreement with U.S. Employee

Lindsay Corporation (“Company”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Restricted Stock Units (“Units”) pursuant to the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Terms and Conditions or herein, vesting of the Units is conditioned upon you being continuously employed by the Company or a subsidiary from the Grant Date to each relevant vesting date.

Restricted Stock Units

You are awarded the Restricted Stock Units set forth on the attached award sheet. Each Unit is the equivalent of one Share of Common Stock and will be distributed on the relevant vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest ratably (one-third each year) on November 1st of the next three calendar years following the Grant Date.

You acknowledge that you have received this Agreement with the attached Terms and Conditions, and you agree to accept and be bound by the provisions of the Plan and this Agreement including the Terms and Conditions effective as of the Grant Date.

LINDSAY CORPORATION

By:
Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

GRANTEE

By:
Name:

GRANT DATE:

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

GRANTED TO U.S. EMPLOYEES

These terms and condition are made part of the Agreement dated as of the Grant Date indicated above awarding Restricted Stock Units pursuant to the terms of the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

Section 1. Form and Purpose of Award. Each Restricted Stock Unit (“Unit”) represents a non-transferable right to receive one Share of the Company’s Common Stock ($1.00 par value) on the applicable vesting date (or as soon thereafter as practicable). The purpose of this award is to motivate your future performance and to align your interests with those of the Company and its shareholders.

Section 2. Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Company on its Common Stock while Restricted Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Company on its Common Stock.

Section 3. Vesting Dates/Vesting Periods.

3.1 The Units will vest according to the vesting schedule in your Agreement, provided that you are continuously employed by the Company through the relevant vesting date or you meet the requirements for vesting described below. The period from the Grant Date to each vesting date will be a separate vesting period.

3.2 All outstanding Units shall become fully vested and immediately payable upon a Change in Control (as such term is defined in the Plan) of the Company in which (i) the acquirer or its parent in such Change in Control does not assume the Unit or substitute for the Unit, in either case, with equity securities of the acquirer or its parent under circumstances that the Board has determined in good faith to be comparable and equitable or (ii) the equity of the acquirer or its parent in such Change in Control is not publicly traded in the United States.

3.3 All outstanding Units (and any equity awards substituted for Units pursuant to Section 3.2) shall become fully vested and immediately payable upon (i) your termination of employment by the Company without Cause within twenty-four (24) months following a Change in Control of the Company or, (ii) if you are party to, or become a party to, an Employment Agreement or Change in Control Agreement with the Company, your termination of employment for Good Reason pursuant to the terms and conditions of such Employment Agreement or Change in Control Agreement. For purposes of this Agreement, the term “Cause” has the meaning set forth in your Employment Agreement or Change in Control Agreement, or if no such agreement exists, it shall mean (i) your conviction for a felony or misdemeanor (other than for minor motor vehicle offenses or other minor offenses); (ii) your willful failure to comply with any lawful directive of your supervisor, the President of the Company or the Board or any lawful policy of the Company; or (iii) your dishonesty or gross negligence in the performance of your duties with the Company. For purposes of this Section 3.3, the term “Company” shall include the acquirer or its parent which assumes the Units or substitutes equity awards for the Units.

3.4 All outstanding Units shall become fully vested and immediately payable if your employment with the Company is terminated due to your death or permanent and total disability. In the event of your death, your outstanding Units will be distributed in Shares of Common Stock to your designated beneficiary on file with the Company, or if no beneficiary has been designated or survives you, then to your estate.

3.5 Except as provided in this Section 3, all of your outstanding Units shall be forfeited if your employment with the Company terminates for any reason (including retirement) prior to the relevant vesting date set forth in the vesting schedule in your Agreement.

Section 4. Withholding Taxes. The Company will retain from each distribution the number of Shares of Common Stock required to satisfy the statutory minimum required amount of Federal and State tax withholding obligations.

Section 5. Miscellaneous Provisions.

5.1 Restricted Stock Units do not convey the rights of ownership of Shares of Common Stock and do not carry voting rights. Shares of Common Stock will not be issued to you until Units have vested, and Shares will be issued in accordance with the Company’s procedures for issuing Common Stock. The Company’s obligation hereunder is unfunded.

5.2 All outstanding Units shall be appropriately adjusted as determined by the Committee in the event of any stock dividends, stock splits or reverse stock splits of Common Stock of the Company. No fractional Shares of Common Stock will be issued. The Company may make such adjustments as it deems appropriate to eliminate fractional Share interests.

5.3 The Agreement may only be amended in writing with the approval of the Committee. The Agreement will be binding upon any successor in interest to Lindsay Corporation by merger or otherwise.

5.4 Nothing contained in the Agreement shall confer on the Grantee any right with respect to continuation of employment with the Company, or interfere with the right of the Company to terminate at any time and for any reason the employment of the Grantee.

5.5 The Units and rights under the Agreement may not be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time, except upon the Grantee’s death by will or the laws of descent and distribution or written designation of a beneficiary by the Grantee in a form acceptable to the Company. Any attempted action in violation of this paragraph shall be null, void and without effect.

5.6 The Company intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Grantee’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.

LINDSAY CORPORATION

Restricted Stock Units

Granted Pursuant to the

2015 Long-Term Incentive Plan

Agreement with Chief Executive Officer

Lindsay Corporation (“Company”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Restricted Stock Units (“CEO Units”) pursuant to the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Terms and Conditions or herein, vesting of the CEO Units is conditioned upon you being continuously employed by the Company or a subsidiary from the Grant Date to each relevant vesting date.

Restricted Stock Units

You are awarded the Restricted Stock Units set forth on the attached award sheet. Each CEO Unit is the equivalent of one Share of Common Stock and will be distributed on the relevant vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The CEO Units will vest ratably (one-third each year) on November 1st of the next three calendar years following the Grant Date, subject to achievement of the performance goal set forth below. For the sole intent of meeting the requirements of IRC Section 162(m), vesting of the CEO Units shall be subject to the Company achieving at least $[        ] of operating income for the fiscal year ending August 31, 20[    ]. This performance target has been established to meet tax regulations and does not represent the actual operational goals we expect our CEO to achieve. If the performance goal is not satisfied, the CEO Units will be forfeited at the end of fiscal year 2016 except that the performance goal will not apply to any CEO Units which vest in fiscal year 2016 upon a Change in Control or termination of your employment due to your death or total and permanent disability pursuant to Sections 3.2 or 3.4 of the attached Terms and Conditions. In the event that the CEO Units vest in fiscal year 2016 upon your termination of employment by the Company without Cause or your termination of employment for Good Reason pursuant to Section 3.3 of the attached Terms and Conditions, the CEO Units will only be earned and become payable to you if the performance goal is satisfied. In all events where the performance goal applies, the Compensation Committee shall certify whether the performance target has been met not later than 60 days following the end of the fiscal year, and no CEO Units will become payable before this certification requirement is satisfied.

You acknowledge that you have received this Agreement with the attached Terms and Conditions, and you agree to accept and be bound by the provisions of the Plan and this Agreement including the Terms and Conditions effective as of the Grant Date.

LINDSAY CORPORATION

By:
Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

GRANTEE

By:
Name:

GRANT DATE:

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

GRANTED TO CHIEF EXECUTIVE OFFICER

These terms and condition are made part of the Agreement dated as of the Grant Date indicated above awarding Restricted Stock Units pursuant to the terms of the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

Section 1. Form and Purpose of Award. Each Restricted Stock Unit (“CEO Unit”) represents a non-transferable right to receive one Share of the Company’s Common Stock ($1.00 par value) on the applicable vesting date (or as soon thereafter as practicable). The purpose of this award is to motivate your future performance and to align your interests with those of the Company and its shareholders.

Section 2. Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Company on its Common Stock while Restricted Stock Units under this award are outstanding, you will be credited with additional CEO Units, the number of which shall be determined by first (i) multiplying the number of your outstanding CEO Units on the payment date of the special cash dividend (“Dividend Payment Date”) by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional CEO Units being referred to herein as “Special Cash Dividend Equivalents”). Additional CEO Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original CEO Units in relation to which such additional CEO Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Company on its Common Stock.

Section 3. Vesting Dates/Vesting Periods.

3.1 The CEO Units that are earned under the provisions of the Agreement will vest according to the vesting schedule in your Agreement, provided that you are continuously employed by the Company through the relevant vesting date or you meet the requirements for vesting described below. The period from the Grant Date to each vesting date will be a separate vesting period.

3.2 All outstanding CEO Units shall become fully vested and immediately payable upon a Change in Control (as such term is defined in the Plan) of the Company in which (i) the acquirer or its parent in such Change in Control does not assume the CEO Unit or substitute for the CEO Unit, in either case, with equity securities of the acquirer or its parent under circumstances that the Board has determined in good faith to be comparable and equitable or (ii) the equity of the acquirer or its parent in such Change in Control is not publicly traded in the United States.

3.3 All outstanding CEO Units (and any equity awards substituted for CEO Units pursuant to Section 3.2) shall become fully vested and immediately payable upon (i) your termination of employment by the Company without Cause within twenty-four (24) months following a Change in Control of the Company or, (ii) if you are party to, or become a party to, an Employment Agreement or Change in Control Agreement with the Company, your termination of employment for Good Reason pursuant to the terms and conditions of such Employment Agreement or Change in Control Agreement. For purposes of this Agreement, the term “Cause” has the meaning set forth in your Employment Agreement or Change in Control Agreement, or if no such agreement exists, it shall mean (i) your conviction for a felony or misdemeanor (other than for minor motor vehicle offenses or other minor offenses); (ii) your willful failure to comply with any lawful directive of your supervisor, the President of the Company or the Board or any lawful policy of the Company; or (iii) your dishonesty or gross negligence in the performance of your duties with the Company. For purposes of this Section 3.3, the term “Company” shall include the acquirer or its parent which assumes the CEO Units or substitutes equity awards for the CEO Units.

3.4 All outstanding CEO Units shall become fully vested and immediately payable if your employment with the Company is terminated due to your death or permanent and total disability. In the event of your death, your outstanding CEO Units will be distributed in Shares of Common Stock to your designated beneficiary on file with the Company, or if no beneficiary has been designated or survives you, then to your estate.

3.5 Except as provided in this Section 3, all of your outstanding CEO Units shall be forfeited if your employment with the Company terminates for any reason (including retirement) prior to the relevant vesting date set forth in the vesting schedule in your Agreement.

Section 4. Withholding Taxes. The Company will retain from each distribution the number of Shares of Common Stock required to satisfy the statutory minimum required amount of Federal and State tax withholding obligations.

Section 5. Miscellaneous Provisions.

5.1 Restricted Stock Units do not convey the rights of ownership of Shares of Common Stock and do not carry voting rights. Shares of Common Stock will not be issued to you until CEO Units have vested, and Shares will be issued in accordance with the Company’s procedures for issuing Common Stock. The Company’s obligation hereunder is unfunded.

5.2 All outstanding CEO Units shall be appropriately adjusted as determined by the Committee in the event of any stock dividends, stock splits or reverse stock splits of Common Stock of the Company. No fractional Shares of Common Stock will be issued. The Company may make such adjustments as it deems appropriate to eliminate fractional Share interests.

5.3 The Agreement may only be amended in writing with the approval of the Committee. The Agreement will be binding upon any successor in interest to Lindsay Corporation by merger or otherwise.

5.4 Nothing contained in the Agreement shall confer on the Grantee any right with respect to continuation of employment with the Company, or interfere with the right of the Company to terminate at any time and for any reason the employment of the Grantee.

5.5 The CEO Units and rights under the Agreement may not be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time, except upon the Grantee’s death by will or the laws of descent and distribution or written designation of a beneficiary by the Grantee in a form acceptable to the Company. Any attempted action in violation of this paragraph shall be null, void and without effect.

5.6 The Company intends that the grant of CEO Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the CEO Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the CEO Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Grantee’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.

LINDSAY CORPORATION

Performance Stock Units

Granted Pursuant to the

2015 Long-Term Incentive Plan

Agreement with U.S. Employee

Lindsay Corporation (“Company”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Performance Stock Units (“Units”) pursuant to the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Appendix A or Terms and Conditions or herein, vesting of the Units is conditioned upon you being continuously employed by the Company or a subsidiary from the Grant Date to the vesting date.

Performance Stock Units

You are awarded the target number of Performance Stock Units set forth on the attached award sheet. Each Unit is the equivalent of one Share of Common Stock. You can earn up to a maximum of 200% of the target number of Units awarded based on the performance goals and the payout schedule for the Performance Period which are set forth in Appendix A and Chart A to this Agreement. As soon as practicable after the end of the Performance Period, the Compensation Committee of the Board of Directors of the Company (the “Committee”) will determine and certify in writing the extent to which Units have been earned based on the Company’s actual performance in relation to the established performance goals and the payout schedule set forth in Appendix A and Chart A. All Units which the Committee determines have been earned will be distributed on the vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest on November 1st following the end of the Performance Period.

You acknowledge that you have received this Agreement with the attached Terms and Conditions, and you agree to accept and be bound by the provisions of the Plan and this Agreement including the Terms and Conditions effective as of the Grant Date.

LINDSAY CORPORATION

By:
Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

I acknowledge and agree that if any of the Company’s financial statements are restated, as a result of errors, omissions or fraud, the Company may recover from me the portion of any annual or long-term incentive payment that was made to me within three years preceding the restatement which exceeded the amount that would have been payable had the financial results been initially filed as restated. The Company may recover any such amount (i) by seeking repayment from me, (ii) by reducing the amount that would otherwise be payable to me under any compensation plan, program or arrangement of the Company, (iii) by withholding payment of future increases in compensation or grants of compensatory awards, or (iv) by any combination of the foregoing or otherwise.

GRANTEE

By:
Name:

PERFORMANCE PERIOD:

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF PERFORMANCE STOCK UNITS

GRANTED TO U.S. EMPLOYEES

These terms and condition are made part of the Agreement for the Performance Period indicated above awarding Performance Stock Units pursuant to the terms of the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

Section 1. Form and Purpose of Award. Each Performance Stock Unit (“Unit”) represents a non-transferable right to receive one Share of the Company’s Common Stock ($1.00 par value) on the vesting date (or as soon thereafter as practicable). The number of Units which become payable to you will be determined pursuant to the provisions of the Agreement. The purpose of this award is to motivate your future performance and to align your interests with those of the Company and its shareholders.

Section 2. Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Company on its Common Stock while Performance Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) which become payable to you under the provisions of the Agreement by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Company on its Common Stock.

Section 3. Vesting Dates.

3.1 All outstanding Units that are earned under the provisions of the Agreement will vest on the date set forth in your Agreement, provided that you are continuously employed by the Company through the vesting date or you meet the requirements for vesting described below.

3.2 All outstanding Units that are earned under the provisions of the Agreement shall become fully vested and immediately payable upon a Change in Control (as such term is defined in the Plan) of the Company.

3.3 All outstanding Units that are earned under the provisions of the Agreement shall become fully vested and immediately payable if your employment with the Company is terminated due to your death or permanent and total disability. In the event of your death, your outstanding Units which are earned will be distributed in Shares of Common Stock to your designated beneficiary on file with the Company, or if no beneficiary has been designated or survives you, then to your estate.

3.4 Except as provided in this Section 3, all of your outstanding Units shall be forfeited if your employment with the Company terminates for any reason (including retirement) prior to the vesting date set forth in your Agreement.

Section 4. Withholding Taxes. The Company will retain from each distribution the number of Shares of Common Stock required to satisfy the statutory minimum required amount of Federal and State tax withholding obligations.

Section 5. Miscellaneous Provisions.

5.1 Performance Stock Units do not convey the rights of ownership of Shares of Common Stock and do not carry voting rights. Shares of Common Stock will not be issued to you until Units have vested, and Shares will be issued in accordance with the Company’s procedures for issuing Common Stock. The Company’s obligation hereunder is unfunded.

5.2 All outstanding Units shall be appropriately adjusted as determined by the Committee in the event of any stock dividends, stock splits or reverse stock splits of Common Stock of the Company. No fractional Shares of Common Stock will be issued. The Company may make such adjustments as it deems appropriate to eliminate fractional Share interests.

5.3 The Agreement may only be amended in writing with the approval of the Committee. The Agreement will be binding upon any successor in interest to Lindsay Corporation by merger or otherwise.

5.4 Nothing contained in the Agreement shall confer on the Grantee any right with respect to continuation of employment with the Company, or interfere with the right of the Company to terminate at any time and for any reason the employment of the Grantee.

5.5 The Units and rights under the Agreement may not be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time, except upon the Grantee’s death by will or the laws of descent and distribution or written designation of a beneficiary by the Grantee in a form acceptable to the Company. Any attempted action in violation of this paragraph shall be null, void and without effect.

5.6 The Company intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Grantee’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.

LINDSAY CORPORATION

Nonqualified Stock Options

Granted Pursuant to the

2015 Long-Term Incentive Plan

Agreement with U.S. Employee

Lindsay Corporation (“Company”) grants to you, as a matter of separate inducement and not in lieu of salary or other compensation for services, the following award of Nonqualified Stock Options (“Options”) pursuant to the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Terms and Conditions or herein, vesting of the Options is conditioned upon you being continuously employed by the Company or a subsidiary from the Grant Date to each relevant vesting date.

Nonqualified Stock Options

You are awarded the Nonqualified Stock Options set forth on the attached award sheet. Each Option is an option to purchase one Share of Common Stock at the Option Price set forth on the attached award sheet, which is equal to the closing price on the New York Stock Exchange of the Company’s Common Stock on the Grant Date. The Options will vest ratably (one-fourth each year) on November 1 of the next four calendar years following the Grant Date.

You acknowledge that you have received this Agreement with the attached Terms and Conditions, and you agree to accept and be bound by the provisions of the Plan and this Agreement including the Terms and Conditions effective as of the Grant Date.

LINDSAY CORPORATION

By:
Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

GRANTEE

By:
Name:

GRANT DATE:

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

GRANTED TO U.S. EMPLOYEES

These terms and conditions are made part of the Agreement dated as of the Grant Date indicated above awarding Nonqualified Stock Options pursuant to the terms of the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

Section 1. Form and Purpose of Award. Each Nonqualified Stock Option (“Option”) represents a right to purchase one Share of the Company’s Common Stock ($1.00 par value) upon payment of the Option Price as set forth in your Agreement. The purpose of this award is to motivate your future performance and to align your interests with those of the Company and its shareholders. The Options granted under this award may only be exercised for Options which have vested under Section 2 herein and before termination of the Options under Section 4 herein.

Section 2. Vesting Dates/Vesting Periods.

2.1 The Options will vest according to the vesting schedule in your Agreement, provided that you are continuously employed by the Company through the relevant vesting date or you meet the requirements for vesting described below. The period from the Grant Date to each vesting date will be a separate vesting period.

2.2 All outstanding Options shall become fully vested upon a Change in Control (as such term is defined in the Plan) of the Company which occurs when you are employed by the Company and in which (i) the acquirer or its parent in such Change in Control does not assume the Option or substitute for the Option, in either case, with equity securities of the acquirer or its parent under circumstances that the Board has determined in good faith to be comparable and equitable or (ii) the equity of the acquirer or its parent in such Change in Control is not publicly traded in the United States.

2.3 All outstanding Options (and any equity awards substituted for Options pursuant to Section 2.2) shall become fully vested upon (i) your termination of employment by the Company without Cause within twenty-four (24) months following a Change in Control of the Company or, (ii) if you are party to, or become a party to, an Employment Agreement or Change in Control Agreement with the Company, your termination of employment for Good Reason pursuant to the terms and conditions of such Employment Agreement or Change in Control Agreement. For purposes of this Agreement, the term “Cause” has the meaning set forth in your Employment Agreement or Change in Control Agreement, or if no such agreement exists, it shall mean (i) your conviction for a felony or misdemeanor (other than for minor motor vehicle offenses or other minor offenses); (ii) your willful failure to comply with any lawful directive of your supervisor, the President of the Company or the Board or any lawful policy of the Company; or (iii) your dishonesty or gross negligence in the performance of your duties with the Company. For purposes of this Section 2.3, the term “Company” shall include the acquirer or its parent which assumes the Options or substitutes equity awards for the Options.

2.4 All outstanding Options shall become fully vested if your employment with the Company is terminated due to your death or permanent and total disability.

2.5 Except as provided in this Section 2, all of your outstanding Options which are not then vested shall be forfeited when your employment with the Company terminates for any reason.

Section 3. Payment of Option Price and Withholding Taxes.

3.1 Payment of the Option Price shall be in (i) in cash (which may be paid from the sale of Shares of Common Stock pursuant to a cashless exercise program), (ii) by the transfer and delivery to the Company of Shares of Common Stock having a fair market value on the date of exercise of this Option at least equal to the Option Price, (iii) any combination of (i) and (ii), or (iv) any other form of payment approved by the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company.

3.2 The Optionee shall also pay the minimum required amount of any State and Federal taxes required to be withheld at the time of issuance of Shares hereunder, or if no such taxes are required to be withheld at the time of such issuance, shall pay to the Company the amount of such taxes thereafter required to be withheld. Such payment shall be made (i) in cash (which may be paid from the sale of Shares of Common Stock pursuant to a cashless exercise program), (ii) by the transfer and delivery to the Company of Shares of Common Stock having a fair market value on the date of such transfer to the Company equal to the minimum amount of any State and Federal taxes required to be withheld, (iii) any combination of (i) and (ii), or (iv) any other form of payment approved by the Compensation Committee.

Section 4. Termination of Option.

4.1 This Option shall expire 10 years after the Grant Date (hereafter referred to as the “Expiration Date”), or at such earlier time as is hereinafter prescribed.

4.2 If the Optionee’s employment with the Company shall be terminated for any reason other than death or permanent and total disability, the Optionee shall have the right, during the period ending 90 days after such termination (or on the Expiration Date, if sooner), to exercise this Option to the extent that it was exercisable at the date of Optionee’s termination of employment and shall not have been exercised.

4.3 If the Optionee shall die while in employment with the Company, the executor or administrator of the estate of the Optionee or the person or persons to whom this Option shall have been validly transferred by the executor or the administrator pursuant to will or the laws of descent and distribution or the beneficiary designated by the Optionee shall have the right, during the period ending one year after the date of the Optionee’s death (or on the Expiration Date, if sooner), to exercise this Option to the extent that it was exercisable at the date of Optionee’s termination of employment by death (including any Options that become fully vested pursuant to Section 2.3 hereof) and shall not have been exercised.

4.4 If the Optionee shall terminate employment with the Company due to becoming permanently and totally disabled, the Optionee (or in the case Optionee becomes mentally incapacitated, his guardian or legal representative) shall have the right, during a period ending one year after such termination of employment due to disability (or on the Expiration Date, if sooner), to exercise this Option to the extent that it was exercisable at the date of termination of Optionee’s employment with the Company due to disability (including any Options that become fully vested pursuant to Section 2.3 hereof) and shall not have been exercised.

4.5 No transfer of this Option by the Optionee by will or the laws of descent and distribution or written designation of a beneficiary shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of this Option.

Section 5. Antidilution and Miscellaneous Provisions.

5.1 The adjustment provisions of Section 11 of the Plan shall apply to this Option. The manner of application of these provisions and all adjustments of the number of Shares and Option Price of this Option shall be determined solely by the Compensation Committee.

5.2 The cash-out provisions of Section 11.2 of the Plan, which allow the Compensation Committee to determine to cash out Options in connection with any Change in Control of the Company, shall apply to this Option.

5.3 The provisions of Section 16.7 of the Plan shall apply to this Option, and this Option is granted subject to compliance with registration, listing and other legal requirements.

Section 6. Exercise Procedure.

6.1 This Option may be exercised in whole at any time for all Shares which are then vested and eligible to be exercised, or in part from time to time with respect to whole Shares, within the period permitted for the exercise hereof, and shall be exercised by written notice of intent to exercise the Option with respect to a specified number of Shares delivered to the Company at its principal office or in such other manner as the Company may permit, and payment in full (in the manner provided in Section 3 hereof) to the Company of the amount of the Option Price for the number of Shares of Common Stock with respect to which the Option is then being exercised.

6.2 By executing this Agreement Optionee authorizes the Company to withhold, or Optionee agrees to pay to the Company, the full amount of all Federal and State income or other employment taxes applicable to taxable income resulting from the exercise of this Option.

Section 7. Transferability. This Option is not transferable except by will or the laws of descent and distribution or written designation of a beneficiary in a form acceptable to the Compensation Committee or as may otherwise be permitted by the Compensation Committee pursuant to Section 10 of the Plan. During the lifetime of the Optionee the Option shall be exercisable only by the Optionee, or in the case Optionee becomes mentally incapacitated, the Option shall be exercisable by the Optionee’s guardian or legal representative, except in the case of any transfer of the Option which has been approved by the Compensation Committee pursuant to Section 10 of the Plan.

Section 8. Rights of Optionee. Nothing herein contained shall confer on the Optionee any right with respect to continuation of employment with the Company, or interfere with the right of the Company to terminate at any time the employment of the Optionee or, except as to Shares actually issued, confer any rights as a stockholder upon the Optionee.

Section 9. Other Provisions.

9.1 The Agreement may only be amended in writing with the approval of the Compensation Committee. The Agreement will be binding upon any successor in interest to Lindsay Corporation by merger or otherwise.

9.2 The Company intends that the grant of Options under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Compensation Committee may not take any action or exercise any discretion under the Plan in a manner which will cause the Options granted under the Agreement to be subject to Code Section 409A.

LINDSAY CORPORATION

Restricted Stock Units

Granted Pursuant to the

2015 Long-Term Incentive Plan

Agreement with Director

Lindsay Corporation (“Company”) grants to you, as a matter of separate inducement and not in lieu of other compensation for services, the following award of Restricted Stock Units (“Units”) pursuant to the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). Except as otherwise specified in the attached Terms and Conditions or herein, vesting of the Units is conditioned upon you continuing to serve as a Director of the Company from the Grant Date to the vesting date.

Restricted Stock Units

You are awarded the Restricted Stock Units set forth on the attached award sheet. Each Unit is the equivalent of one Share of Common Stock and will be distributed on the vesting date (or as soon thereafter as practicable) in the form of Shares of Common Stock. The Units will vest on November 1 next following the Grant Date.

You acknowledge that you have received this Agreement with the attached Terms and Conditions, and you agree to accept and be bound by the provisions of the Plan and this Agreement including the Terms and Conditions effective as of the Grant Date.

LINDSAY CORPORATION

By:
Name:

I have received, and agree to comply with, the Lindsay Corporation Code of Business Conduct and Ethics policy, including the section concerning Insider Trading.

GRANTEE

By:
Name:

LINDSAY CORPORATION

2015 LONG-TERM INCENTIVE PLAN

TERMS AND CONDITIONS OF RESTRICTED STOCK UNITS

GRANTED TO DIRECTORS

These terms and condition are made part of the Agreement dated as of the Grant Date indicated above awarding Restricted Stock Units pursuant to the terms of the Lindsay Corporation 2015 Long-Term Incentive Plan (“Plan”). All capitalized terms used herein shall have the meaning set forth in the Plan, unless the Agreement (including these terms and conditions) specifies a different meaning.

Section 1. Form and Purpose of Award. Each Restricted Stock Unit (“Unit”) represents a non-transferable right to receive one Share of the Company’s Common Stock ($1.00 par value) on the vesting date (or as soon thereafter as practicable). The purpose of this award is to motivate your future performance and to align your interests with those of the Company and its shareholders.

Section 2. Special Cash Dividend Equivalents. If any special cash dividend (other than regular quarterly dividends) is paid by the Company on its Common Stock while Restricted Stock Units under this award are outstanding, you will be credited with additional Units, the number of which shall be determined by first (i) multiplying the number of your outstanding Units on the payment date of the special cash dividend (“Dividend Payment Date”) by the per share dollar amount of the special cash dividend, and then (ii) dividing the resulting amount by the Fair Market Value of a Share of Common Stock on the Dividend Payment Date (such additional Units being referred to herein as “Special Cash Dividend Equivalents”). Additional Units which are credited as Special Cash Dividend Equivalents will be treated for purposes of vesting and payment (and any other applicable terms and conditions) as if part of the original Units in relation to which such additional Units are credited as Special Cash Dividend Equivalents. No cash payment or dividend equivalent shall be payable in connection with any regular quarterly dividends which are paid by the Company on its Common Stock.

Section 3. Vesting Dates/Vesting Periods.

3.1 The Units will vest on November 1 next following the Grant Date, provided that you are continuing to serve as a Director of the Company through the vesting date or you meet the requirements for vesting described below.

3.2 All outstanding Units shall become fully vested and immediately payable upon a Change in Control (as such term is defined in the Plan) of the Company.

3.3 All outstanding Units shall become fully vested and immediately payable if your service as a Director of the Company is terminated due to your death or permanent and total disability. In the event of your death, your outstanding Units will be distributed in Shares of Common Stock to your designated beneficiary on file with the Company, or if no beneficiary has been designated or survives you, then to your estate.

3.4 Except as provided in this Section 3, all of your outstanding Units shall be forfeited if your service as a Director of the Company terminates for any reason (including retirement) prior to the vesting date set forth in Section 3.1 above.

Section 4. No Withholding Taxes. There are no withholding taxes applicable to this award.

Section 5. Miscellaneous Provisions.

5.1 Restricted Stock Units do not convey the rights of ownership of Shares of Common Stock and do not carry voting rights. Shares of Common Stock will not be issued to you until Units have vested, and Shares will be issued in accordance with the Company’s procedures for issuing Common Stock. The Company’s obligation hereunder is unfunded.

5.2 All outstanding Units shall be appropriately adjusted as determined by the Committee in the event of any stock dividends, stock splits or reverse stock splits of Common Stock of the Company. No fractional Shares of Common Stock will be issued. The Company may make such adjustments as it deems appropriate to eliminate fractional Share interests.

5.3 The Agreement may only be amended in writing with the approval of the Board upon recommendation of the Committee. The Agreement will be binding upon any successor in interest to Lindsay Corporation by merger or otherwise.

5.4 Nothing contained in the Agreement shall confer on the Grantee any right with respect to continuation of service as a Director of the Company.

5.5 The Units and rights under the Agreement may not be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time, except upon the Grantee’s death by will or the laws of descent and distribution or written designation of a beneficiary by the Grantee in a form acceptable to the Company. Any attempted action in violation of this paragraph shall be null, void and without effect.

5.6 The Company intends that the grant of Units under the Agreement will not be subject to Section 409A of the Internal Revenue Code of 1986, as amended, because all payments with respect to the Units will qualify for the exception from coverage under Section 409A for short-term deferrals. The Agreement shall be interpreted in a manner which is consistent with the foregoing intent. The Committee and Board may not take any action or exercise any discretion under the Plan in a manner which will cause the Units granted under the Agreement to be subject to Code Section 409A. Each payment which becomes due under the Agreement shall be made as soon as practicable on or after the date when the right to receive the payment vests. The latest date for any payment shall be the end of the calendar year in which the Grantee’s right to receive the payment becomes vested, or if this is not practicable, not later than the 15th day of the third month following the end of such calendar year.